EXHIBIT 99.1
On October 15, 2025, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 150-room Residence Inn Sorrento Mesa located in San Diego, California (“Residence Inn San Diego”) for total consideration of approximately $41.4 million in cash, net of selling expenses. Additionally, the Company paid approximately $41.3 million to the mortgage lender, with 90% allocated toward loan repayment and 10% allocated to loan reserves and classified as restricted cash. The mortgage loan is secured by 15 hotels including the Residence Inn San Diego.
The following unaudited pro forma financial information of the Company, as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on June 30, 2025. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2024, and the six months ended June 30, 2025, assumes the disposition closed on January 1, 2024. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of Residence Inn San Diego and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of Residence Inn San Diego are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2025
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Residence Inn San Diego (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($140,376 attributable to VIEs)	$3,273,437	$34,187	$—		$3,239,250
Accumulated depreciation ($(34,311) attributable to VIEs)	(1,029,900)	(15,949)	—		(1,013,951)
Investments in hotel properties, net ($106,065 attributable to VIEs)	2,243,537	18,238	—		2,225,299
Contract asset	370,475	—	—		370,475
Cash and cash equivalents ($4,979 attributable to VIEs)	99,965	2	41,357	(C) (i)	102,347
			2,302	(C) (i)
			(41,275)	(C) (ii)
Restricted cash ($3,743 attributable to VIEs)	153,870	2,596	4,127	(C) (ii)	155,401
Accounts receivable ($787 attributable to VIEs), net of allowance of $507	47,746	296	—		47,450
Inventories ($55 attributable to VIEs)	3,686	—	—		3,686
Notes receivable, net	11,382	—	—		11,382
Investments in unconsolidated entities	7,203	—	—		7,203
Deferred costs, net ($166 attributable to VIEs)	1,706	—	—		1,706
Derivative assets	2,445	—	—		2,445
Operating lease right-of-use assets	43,627	—	—		43,627
Prepaid expenses and other assets ($3,089 attributable to VIEs)	32,993	38	—		32,955
Due from third-party hotel managers	21,813	110	—		21,703
Assets held for sale	18,904	—	—		18,904
Total assets	$3,059,352	$21,280	$6,511		$3,044,583
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($46,981 attributable to VIEs)	$2,644,765	$28,706	$(8,513)	(C) (ii)	$2,607,546
Debt associated with hotels in receivership	301,040	—	—		301,040
Finance lease liability	17,771	—	—		17,771
Accounts payable and accrued expenses ($17,896 attributable to VIEs)	130,135	497	—		129,638
Accrued interest payable ($363 attributable to VIEs)	19,851	241	—		19,610
Accrued interest associated with hotels in receivership	69,435	—	—		69,435
Dividends and distributions payable	4,166	—	—		4,166
Due to Ashford Inc., net ($5,815 attributable to VIEs)	8,939	—	—		8,939
Due to related parties, net ($98 attributable to VIEs)	2,666	2	—		2,664
Due to third-party hotel managers ($28 attributable to VIEs)	1,401	—	—		1,401
Operating lease liabilities	44,156	—	—		44,156
Other liabilities ($28,841 attributable to VIEs)	33,940	—	—		33,940
Liabilities related to assets held for sale	29,153	—	—		29,153
Total liabilities	3,307,418	29,446	(8,513)		3,269,459
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	21,993	—	—		21,993
Series J Redeemable Preferred Stock, $0.01 par value, 7,699,923 shares issued and outstanding at June 30, 2025	178,571	—	—		178,571
Series K Redeemable Preferred Stock, $0.01 par value, 747,299 shares issued and outstanding at June 30, 2025	18,523	—	—		18,523
Series L Redeemable Preferred Stock, $0.01 par value, 112,181 shares issued and outstanding at June 30, 2025	2,580	—	—		2,580
Series M Redeemable Preferred Stock, $0.01 par value, 145,232 shares issued and outstanding at June 30, 2025	3,576	—	—		3,576
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at June 30, 2025	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at June 30, 2025	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at June 30, 2025	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at June 30, 2025	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at June 30, 2025	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 5,908,610 shares issued and outstanding at June 30, 2025	59	—	—		59
Additional paid-in capital	2,394,458	(8,166)	18,238	(C) (i)	2,394,458
			2,302	(C) (i)
			(28,706)	(C) (ii)
Accumulated deficit	(2,880,095)	—	23,119	(C) (i)	(2,856,905)
			71	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(485,521)	(8,166)	15,024		(462,331)
Noncontrolling interest in consolidated entities	12,212	—	—		12,212
Total equity (deficit)	(473,309)	(8,166)	15,024		(450,119)
Total liabilities and equity/deficit	$3,059,352	$21,280	$6,511		$3,044,583
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of June 30, 2025, as reported in its Quarterly Report on Form 10-Q, filed on August 14, 2025.
(B)Represents the removal of the historical balance sheet of Residence Inn San Diego as of June 30, 2025.
(C)Represents adjustments for Ashford Trust’s disposition of Residence Inn San Diego as of June 30, 2025, which includes: (i) an adjustment for the cash consideration received of approximately $41.4 million, net of selling expenses and cash received for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by Residence Inn San Diego of which 90% was applied toward loan repayment and 10% was allocated to loan reserves and classified as restricted cash.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2024
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Residence Inn San Diego (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$889,753	$9,030	$—		$880,723
Food and beverage	212,581	22	—		212,559
Other hotel revenue	67,800	713	—		67,087
Total hotel revenue	1,170,134	9,765	—		1,160,369
Other	2,325	—	—		2,325
Total revenue	1,172,459	9,765	—		1,162,694
EXPENSES
Hotel operating expenses:
Rooms	209,569	1,845	—		207,724
Food and beverage	145,304	5	—		145,299
Other expenses	418,077	2,531	—		415,546
Management fees	42,406	684	—		41,722
Total hotel expenses	815,356	5,065	—		810,291
Property taxes, insurance and other	64,103	662	—		63,441
Depreciation and amortization	152,776	975	—		151,801
Impairment charges	59,331	—	—		59,331
Advisory services fee	58,606	—	—		58,606
Corporate, general and administrative	24,662	—	—		24,662
Total operating expenses	1,174,834	6,702	—		1,168,132
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	94,406	—	23,119	(C) (i)	117,525
Gain (loss) on derecognition of assets	167,177	—	—		167,177
OPERATING INCOME (LOSS)	259,208	3,063	23,119		279,264
Equity in earnings (loss) of unconsolidated entities	(2,370)	—	—		(2,370)
Interest income	6,942	94	—		6,848
Other income (expense)	108	—	—		108
Interest expense and amortization of discounts and loan costs	(273,359)	2,542	—		(275,901)
Interest expense associated with hotels in receivership	(45,592)	—	—		(45,592)
Write-off of premiums, loan costs and exit fees	(5,245)	4	71	(C) (ii)	(5,178)
Gain (loss) on extinguishment of debt	2,774	—	—		2,774
Realized and unrealized gain (loss) on derivatives	(6,480)	—	—		(6,480)
INCOME (LOSS) BEFORE INCOME TAXES	(64,014)	5,703	23,190		(46,527)
Income tax (expense) benefit	(997)	—	—		(997)
NET INCOME (LOSS)	(65,011)	5,703	23,190		(47,524)
(Income) loss attributable to noncontrolling interest in consolidated entities	4,028	—	—		4,028
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	683	—	(178)	(C) (iii)	505
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(60,300)	5,703	23,012		(42,991)
Preferred dividends	(22,686)	—	—		(22,686)
Deemed dividends on redeemable preferred stock	(2,906)	—	—		(2,906)
Gain (loss) on extinguishment of preferred stock	3,370	—	—		3,370
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(82,522)	$5,703	$23,012		$(65,213)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(17.54)				$(13.86)
Weighted average common shares outstanding—basic	4,706				4,706
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(17.54)				$(13.86)
Weighted average common shares outstanding—diluted	4,706				4,706
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2025
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Residence Inn San Diego (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$433,504	$4,027	$—		$429,477
Food and beverage	109,865	1	—		109,864
Other hotel revenue	35,226	374	—		34,852
Total hotel revenue	578,595	4,402	—		574,193
Other	765	—	—		765
Total revenue	579,360	4,402	—		574,958
EXPENSES
Hotel operating expenses:
Rooms	99,449	896	—		98,553
Food and beverage	71,181	(4)	—		71,185
Other expenses	196,482	1,218	—		195,264
Management fees	20,192	308	—		19,884
Total hotel expenses	387,304	2,418	—		384,886
Property taxes, insurance and other	32,283	330	—		31,953
Depreciation and amortization	72,615	469	—		72,146
Impairment charges	1,447	—	—		1,447
Advisory services fee	23,562	—	—		23,562
Corporate, general and administrative	9,817	—	—		9,817
Total operating expenses	527,028	3,217	—		523,811
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	38,552	—	—		38,552
Gain (loss) on derecognition of assets	19,946	—	—		19,946
OPERATING INCOME (LOSS)	110,830	1,185	—		109,645
Equity in earnings (loss) of unconsolidated entities	(387)	—	—		(387)
Interest income	2,467	50	—		2,417
Interest expense and amortization of discounts and loan costs	(137,489)	551	—		(138,040)
Interest expense associated with hotels in receivership	(19,948)	—	—		(19,948)
Write-off of premiums, loan costs and exit fees	(6,083)	99	—		(6,182)
Gain (loss) on extinguishment of debt	(15)	—	—		(15)
Realized and unrealized gain (loss) on derivatives	(3,576)	—	—		(3,576)
INCOME (LOSS) BEFORE INCOME TAXES	(54,201)	1,885	—		(56,086)
Income tax (expense) benefit	(436)	—	—		(436)
NET INCOME (LOSS)	(54,637)	1,885	—		(56,522)
(Income) loss attributable to noncontrolling interest in consolidated entities	3,188	—	—		3,188
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,082	—	29	(C) (iii)	1,111
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(50,367)	1,885	29		(52,223)
Preferred dividends	(13,746)	—	—		(13,746)
Deemed dividends on redeemable preferred stock	(3,587)	—	—		(3,587)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(67,700)	$1,885	$29		$(69,556)
INCOME (LOSS) PER SHARE - BASIC:
Income (loss) attributable to common stockholders	$(11.82)				$(12.14)
Weighted average common shares outstanding—basic	5,728				5,728
INCOME (LOSS) PER SHARE - DILUTED:
Income (loss) attributable to common stockholders	$(11.82)				$(12.14)
Weighted average common shares outstanding—diluted	5,728				5,728
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2024, as reported in its Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 21, 2025 and the historical consolidated statement of operations of Ashford Trust for the six months ended June 30, 2025, as reported in its Quarterly Report on Form 10-Q, filed on August 14, 2025.
(B)Represents the removal of the historical consolidated statements of operations of Residence Inn San Diego for the year ended December 31, 2024, and the six months ended June 30, 2025.
(C)Represents adjustments for the Company’s sale of Residence Inn San Diego, which includes: (i) the estimated non-recurring gain on the disposition of Residence Inn San Diego for the year ended December 31, 2024; (ii) an adjustment for write off of loan costs; and (iii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of Residence Inn San Diego, including the estimated non-recurring gain for the year ended December 31, 2024, based on an ownership percentage of 1.02% for the year ended December 31, 2024 and 1.56% for the six months ended June 30, 2025. There is no estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2024 and the six months ended June 30, 2025. The pro forma gain resulting from the disposition of Residence Inn San Diego is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.